The Clorox Company

Supplemental Information – Volume Growth

	% Change vs. Prior Year
Reportable Segments	FY10 (2)					FY11 (2)					Major Drivers of Change
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Cleaning	6%	9%	3%	-2%	4%	1%	-6%	4%	4%	1%	Q4 increase primarily due to increased shipments of Clorox® disinfecting products to retail and institutional customers.
Household	-7%	0%	4%	1%	-1%	-9%	-1%	-3%	2%	-2%	Q4 increase mainly due to increased shipments of Cat Litter, offset by lower shipments of Kingsford® charcoal due to high merchandising in the year-ago quarter.
Lifestyle (1)	4%	12%	8%	10%	8%	1%	3%	3%	3%	3%	Q4 increase primarily due to new flavor launches in Dressings & Sauces, higher shipments of the new Brita® on-the-go bottle, and increased shipments of Burt’s Bees® natural personal care products.
International (1)	3%	1%	1%	0%	1%	-2%	3%	0%	0%	0%	No significant changes versus the year-ago quarter.
Total Company	1%	5%	3%	1%	3%	-2%	-2%	1%	2%	0%

Supplemental Information – Sales Growth

	% Change vs. Prior Year
Reportable Segments	FY10 (2)					FY11 (2)					Major Drivers of Change
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Cleaning	5%	3%	-2%	-4%	0%	-1%	-6%	3%	4%	0%	Q4 sales growth is consistent with increase in volume.
Household	-11%	-6%	0%	0%	-4%	-7%	-4%	-3%	1%	-3%	Q4 variance between changes in volume and sales was primarily driven by unfavorable product mix and higher customer pickup allowances, offset by the benefit of price increases.
Lifestyle (1)	3%	10%	5%	7%	6%	1%	3%	0%	5%	2%	Q4 variance between changes in volume and sales was due to lower trade-promotion spending.
International (1)	4%	22%	7%	2%	9%	-2%	-1%	8%	9%	3%	Q4 variance between changes in volume and sales was due to the impact of favorable foreign currency exchange rates and the benefit of price increases, partially offset by unfavorable product mix and higher trade-promotion spending.
Total Company	-1%	5%	1%	0%	1%	-3%	-3%	1%	4%	0%

(1)	Lifestyle includes results of the worldwide Burt’s Bees business. International includes Canadian results.
(2)	Volume growth and sale growth percentage changes for the Cleaning and International reportable segments and Total Company reflect the reclassification of the Auto Care businesses to discontinued operations in Q1 fiscal 2011 for sales through November 4th of fiscal year 2011.

The Clorox Company

Earnings (Losses) From Continuing Operations Before Interest and Taxes (EBIT), Earnings (Losses) From Continuing Operations Before Interest, Taxes, Depreciation and Amortization (EBITDA) (1)

Reconciliation of earnings (losses) from continuing operations before income taxes to EBIT and EBITDA

Dollars in millions and percentages based on rounded numbers

	FY 2010					FY 2011
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
	9/30/09	12/31/09	3/31/10	6/30/10	6/30/10	9/30/10	12/31/10	3/31/2011	6/30/11	6/30/11
Earnings (losses) from continuing	$217	$137	$209	$242	$805	$202	$(112)	$219	$254	$563
operations before income taxes
Goodwill impairment (2)	-	-	-	-	-	-	258	-	-	258
Interest income	(1)	(1)	-	(1)	(3)	(1)	(1)	-	(1)	(3)
	36	37	34	32	139	32	33	29	29	123
Interest expense
EBIT (3)	252	173	243	273	941	233	178	248	282	941
EBIT margin (3)	19.3%	14.2%	18.9%	19.1%	18.0%	18.4%	15.1%	19.0%	19.0%	18.0%
Depreciation and amortization	48	46	44	45	183	45	43	42	43	173
EBITDA (4)	$300	$219	$287	$318	$1,124	$278	$221	$290	$325	$1,114
EBITDA margin (4)	23.0%	18.0%	22.3%	22.3%	21.5%	22.0%	18.7%	22.2%	21.9%	21.3%
Net sales	$1,303	$1,215	$1,287	$1,429	$5,234	$1,266	$1,179	$1,304	$1,482	$5,231
Debt to EBITDA (5)					2.5					2.3
Total debt (6)					$2,795					$2,584

(1)	In accordance with SEC's Regulation G, this schedule provides the definition of certain non-GAAP measures and the reconciliation to the most closely related GAAP measure. Management believes the presentation of EBIT, EBIT margin, EBITDA and EBITDA margin provides additional useful information to investors about current trends in the business.
Note: The Company calculates EBITDA for compliance with its debt covenants using net earnings.
(2)	The goodwill impairment represents a $258 million noncash charge recognized in Q2 fiscal 2011 to adjust the carrying value of the goodwill related to the acquisition of Burt’s Bees to estimated fair value.
(3)	EBIT (a non-GAAP measure) represents earnings before income taxes (a GAAP measure), excluding interest income and interest expense, as reported above. EBIT margin is a measure of EBIT as a percentage of net sales.
(4)	EBITDA (a non-GAAP measure) represents earnings before income taxes (a GAAP measure), excluding interest income, interest expense, depreciation and amortization, as reported above. EBITDA margin is a measure of EBITDA as a percentage of net sales.
(5)	Debt to EBITDA (a non-GAAP measure) represents total debt divided by EBITDA.
(6)	Total debt represents the sum of notes and loans payable, current maturities of long-term debt, and long-term debt.

The Clorox Company

Supplemental Information – Balance Sheet
(Unaudited)
As of June 30, 2011

Working Capital Update

Note: As a result of the Auto Businesses’ related assets (primarily inventory) being classified to assets held for sale in Q1 FY11, fiscal 2010 assets have been reclassified to assets held for sale.

	Q4
	FY 2011	FY 2010	Change	Days (5)	Days (5)
	($ millions)	($ millions)	($ millions)	FY 2011	FY 2010	Change
Receivables, net	$525	$540	-$15	31	34	-3 days
Inventories, net	$382	$332	+$50	44	41	+3 days
Accounts payable (1)	$423	$409	+$14	45	46	-1 day
Accrued liabilities	$442	$491	-$49
Total WC (2)	$114	$23	+$91
Total WC % net sales (3)	1.9%	0.4%
Average WC (2)	$138	$99	+$39
Average WC % net sales (4)	2.3%	1.7%
  Receivables decreased primarily due to the sale of the Auto Businesses in Q2 FY11.
  Inventories increased primarily due to inventory builds for new product launches and the impact of increases in certain commodity costs, primarily resin.
  Accrued liabilities decreased mainly due to lower incentive compensation and trade promotion spending accruals.
Supplemental Information – Cash Flow
(Unaudited)
For the quarter and fiscal year ended June 30, 2011

Capital expenditures for the fourth quarter were $69 million versus $92 million in the year-ago quarter (full year = $228). The decrease was primarily due to higher capital investment in the year-ago quarter to support new product launches.

Depreciation and amortization for the fourth quarter was $44 million versus $45 million in the year-ago quarter (full year = $173)

Cash provided by continuing operations

Cash provided by continuing operations was $303 million, or 20 percent of sales.

(1)	Days of accounts payable is calculated as follows: average accounts payable / [(cost of products sold + change in inventory) / 90].
(2)	Working capital (WC) is defined in this context as current assets minus current liabilities excluding cash, assets held for sale, and short-term debt, based on end of period balances. Average working capital represents a two-point average of working capital.
(3)	Represents working capital at the end of the period divided by annualized net sales (current quarter net sales x 4).
(4)	Represents a two-point average of working capital divided by annualized net sales (current quarter net sales x 4).
(5)	Days calculations based on a two-point average.

The Clorox Company

Supplemental Information – Gross Margin Drivers

The table below provides details on the drivers of gross margin change versus the prior year.

Driver	Gross Margin Change vs. Prior Year (basis points)
	FY10					FY11
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Cost Savings	+170	+160	+170	+220	+180	+200	+180	+180	+110	+170
Price Changes	+170	+80	+60	+60	+90	+80	+100	+60	+70	+80
Market Movement (commodities)	+240	+300	-120	-260	+30	-180	-150	-150	-170	-160
Manufacturing & Logistics (1)	-40	-80	0	-30	-30	0	-80	-100	-80	-60
Customer pick-up allowance	0	0	0	0	0	+20	+20	+30	+40	+30
All other (2)	-90	-70	-120	-90	-90	-160	-250	-70	-50	-140
Impact of Auto Businesses sale adjustment (3)	-40	-40	-60	-50	-50	--	--	--	--	--

Change vs prior year	+410	+350	-70	-150	+130	-40	-180	-50	-80	-80
Gross Margin (%)	44.7%	43.5%	44.6%	44.3%	44.3%	44.3%	41.7%	44.1%	43.5%	43.5%

(1)	“Manufacturing & logistics” includes the change in the cost of diesel fuel.
(2)	“All other” includes all other drivers of gross margin change. Examples of drivers included: volume change, product mix, trade and consumer spending, restructuring and acquisition-related costs, foreign currency, etc. If a driver included in all other is deemed to be material in a given period, it will be disclosed as part of the company’s earnings release.
(3)	Fiscal 2010 gross margin changes reflect the reclassification of the Auto Businesses to discontinued operations in Q1 Fiscal 2011. Fiscal 2009 gross margins have not been adjusted for the sale of the Auto Businesses. Fiscal 2010 gross margin drivers have not changed and any differences to gross margin based on this reclassification are reflected here.

The Clorox Company

Economic Profit (Unaudited) (1)

Reconciliation of earnings from continuing operations before income taxes to economic profit (EP)

			Includes the
	Adjusted for discontinued		results of the
Dollars in millions and all calculations on a rounded basis	operations		Auto businesses	As previously reported
	FY11	FY10	FY11(2)	FY10	FY09	FY08
Earnings from continuing operations before income taxes	$563	$805	$677	$925	$811	$693
Noncash restructuring-related and asset impairment costs (3)	264	4	264	4	10	48
Interest expense (4)	123	139	123	139	161	168
Earnings from continuing operations
before income taxes, noncash restructuring-related
and asset impairment costs, and interest expense	$950	$948	$1,064	$1,068	$982	$909
Adjusted after tax profit (5)	$629	$619	$704	$697	$650	$604
Average capital employed (6)	$2,618	$2,525	$3,037	$2,928	$3,045	$2,680
Capital charge (7)	236	227	273	264	274	241
Economic profit (8) (Adjusted after tax profit less capital charge)	$393	$392	$431	$433	$376	$363
% change over prior year	+0.3%	+12.6%	-0.5%	+15.2%	+3.6%	-4.2%

(1)	In accordance with SEC's Regulation G, this schedule provides the definition of a non-GAAP measure and the reconciliation to the most closely related GAAP measure. Management believes the presentation of economic profit (EP) provides additional information to investors about current trends in the business. EP is used by management to evaluate business performance and was taken into account in determining management’s incentive compensation and the Company’s contribution to employee profit sharing plans in fiscal year 2011. EP represents profit generated over and above the cost of paying for assets used by the business to generate that profit.
(2)	Economic profit to calculate fiscal year 2011 short-term incentive compensation includes the results of the Auto businesses (but excludes the net gain on sale), which were reclassified to discontinued operations in Q1 fiscal year 2011. The earnings from continuing operations before income taxes and total capital employed are adjusted accordingly.
(3)	Noncash restructuring-related and asset impairment costs, which includes the noncash goodwill impairment charge of $258 million recognized in Q2 fiscal 2011 to adjust the carrying value of the goodwill related to the acquisition of Burt’s Bees to estimated fair value, are added back to earnings and adjusted capital employed to more closely reflect cash earnings and the total capital investment used to generate those earnings.
(4)	Interest expense is added back to earnings because it is included as a component of the capital charge.
(5)	Adjusted after tax profit represents earnings from continuing operations before income taxes, non-cash restructuring-related and asset impairment costs and interest expense, after tax. The tax rate applied is the effective tax rate on continuing operations which was 33.8%, 34.7% (34.8% as previously reported), 33.8%, and 33.6% in fiscal years 2011, 2010, 2009, and 2008, respectively.

(6)	Total capital employed represents total assets less assets held for sale and non-interest bearing liabilities. Adjusted capital employed represents total capital employed adjusted to add back current year noncash restructuring-related and asset impairment. Average capital employed represents a two-point average of adjusted capital employed for the current year and total capital employed for the prior year, based on year-end balances. See below for details of the average capital employed calculation:

	Adjusted for discontinued		Includes the results of
	operations		the Auto businesses	As previously reported
	FY11	FY10	FY11(2)	FY10	FY09	FY08
Total assets	$4,163	$4,548	$4,163	$4,555	$4,576	$4,712
Adjustments related to Auto businesses	-	(405)	434	-	-	-
Total assets adjusted for Auto businesses	4,163	4,143	4,597	4,555	4,576	4,712
Less:
Accounts payable	423	409	423	410	381	418
Accrued liabilities	442	491	442	492	472	440
Income taxes payable	41	74	41	74	86	52
Other liabilities	619	677	619	677	640	632
Deferred income taxes	140	19	140	24	23	65
Non-interest bearing liabilities	1,665	1,670	1,665	1,677	1,602	1,607
Total capital employed	2,498	2,473	2,932	2,878	2,974	3,105

Non-cash restructuring-related and asset impairment costs	264	4	264	4	10	48
Adjusted capital employed	$2,762	$2,477	$3,196	$2,882	$2,984	$3,153
Average capital employed	$2,618	$2,525	$3,037	$2,928	$3,045	$2,680

(7)	Capital charge represents average capital employed multiplied by the weighted-average cost of capital. The weighted-average cost of capital used to calculate capital charge was 9% for all fiscal years presented.
(8)	EP represents earnings from continuing operations before income taxes, noncash restructuring-related and asset impairment costs, and interest expense, after tax, less a capital charge (as defined above).

The Clorox Company

Return on Invested Capital (Unaudited) (1)

Reconciliation of earnings from continuing operations before income taxes to return on invested capital (ROIC)

Dollars in millions and all calculations on a rounded basis

		Adjusted for
		discontinued
		operations	As previously reported
	FY11	FY10	FY10	FY09	FY08
Earnings from continuing operations before income taxes	$563	$805	$925	$811	$693
Restructuring and asset impairment costs (2)	262	4	4	20	36
Interest expense (3)	123	139	139	161	168
Earnings from continuing operations before income taxes,
restructuring and asset impairment costs, and interest expense	$948	$948	$1,068	$992	$897
Adjusted after tax profit (4)	$628	$619	$696	$657	$596
Adjusted average invested capital (5)	$2,632	$2,645	$3,049	$3,019	$2,805
Return on invested capital (6)	23.9%	23.4%	22.8%	21.8%	21.2%

(1)	In accordance with SEC's Regulation G, this schedule provides the definition of a non-GAAP measure and the reconciliation to the most closely related GAAP measure. Management believes the presentation of return on invested capital (ROIC) provides additional information to investors about current trends in the business. ROIC is a measure of how effectively the company allocates capital. Beginning with fiscal year 2008, the company adopted a simplified ROIC calculation (see definition below).
(2)	Noncash restructuring and asset impairment costs, which includes the noncash goodwill impairment charge of $258 million recognized in Q2 fiscal 2011 to adjust the carrying value of the goodwill related to the acquisition of Burt’s Bees to estimated fair value, are added back to earnings and average invested capital to more closely reflect operating results.
(3)	Interest expense is added back to earnings because it is factored in debt, a component of average invested capital (as defined below).
(4)	Adjusted after tax profit represents earnings from continuing operations before income taxes, restructuring and asset impairment costs, and interest expense; after tax. The tax rate applied is the effective tax rate on continuing operations, which was 33.8%, 34.7% (34.8% as previously reported), 33.8%, and 33.6% in fiscal years 2011, 2010, 2009, and 2008, respectively.
(5)	Average invested capital represents a five quarter average of total assets less non-interest bearing liabilities and assets held for sale. Adjusted average invested capital represents average invested capital adjusted to add back a five quarter average of cumulative, current-year after-tax restructuring and asset impairment costs. See below for details of the adjusted average invested capital calculation:

		Adjusted for
		discontinued
		operations	As previously reported
(amounts shown below are five quarter averages)	FY11	FY10	FY10	FY09	FY08
Total Assets	$4,343	$4,585	$4,592	$4,548	$4,315
Less: non-interest bearing liabilities	(1,638)	(1,538)	(1,545)	(1,534)	(1,526)
Less: assets held for sale	(175)	(404)	-	-	-
Average invested capital	2,530	2,643	3,047	3,014	2,789
Cumulative after-tax restructuring and asset impairment costs	102	2	2	5	16
Adjusted average invested capital	$2,632	$2,645	$3,049	$3,019	$2,805

(6)	ROIC is calculated as earnings from continuing operations before income taxes, excluding restructuring and asset impairment costs and interest expense, computed on an after-tax basis as a percentage of adjusted average invested capital (as defined above).

The Clorox Company Updated: 8-3-11

U.S. Pricing Actions from CY2008 - CY2011

Brand / Product	Average Price Change	Effective Date
Home Care
Pine-Sol® cleaners	+13%	May 2008
Clorox Clean-Up® cleaners	+8%	August 2008
Formula 409® , Tilex® , and Clorox® Disinfecting Bathroom cleaners	+12%	August 2008
Liquid-Plumr® products	+9%	August 2008
Clorox® Toilet Bowl Cleaner and Clorox® ToiletWandTM products	+8 to +13%	August 2008
Green Works® cleaners	-7 to -21%	May 2010
Formula 409®	+6%	August 2011
Clorox Clean-Up® cleaners	+8%	August 2011
Clorox® Toilet Bowl Cleaner	+5%	August 2011
Laundry
Clorox® liquid bleach	+10%	August 2008
Green Works® liquid detergent	approx. -30%	May 2010
Clorox® liquid bleach	+12%	August 2011
Clorox 2® stain fighter and color booster	+5%	August 2011
Glad
Glad® trash bags	+7%	February 2008
GladWare® disposable containers	+7%	February 2008
Glad® trash bags	+10%	October 2008
Glad® trash bags	-10%	December 2008
GladWare® disposable containers	-7%	April 2009
Glad® trash bags	-7%	May 2009
Glad® trash bags	+5%	August 2010
Glad® trash bags	+10%	May 2011
Glad® wraps	+7%	August 2011
Litter
Cat litter	+7 to +8%	August 2008
Cat litter	-8 to -9%	March 2010
Food
Hidden Valley Ranch® salad dressing	+7%	August 2008
Hidden Valley Ranch® salad dressing	+7%	August 2011
Charcoal
Charcoal	+6%	January 2008
Charcoal and lighter fluid	+7 to +16%	January 2009

Notes:

  Individual SKUs vary within the range.
  This communication reflects pricing actions on primary items.